GOLDMAN SACHS VARIABLE INSURANCE TRUST
Institutional and Service
Shares
of the
Goldman Sachs Core Fixed Income Fund
(the “Fund”)
Supplement dated July 30, 2021 to the Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),
each dated April 30, 2021, as supplemented to date
Effective immediately, the Fund’s Prospectuses, Summary Prospectuses and SAI are revised as follows:
The following replaces in its entirety the first paragraph under “Goldman Sachs Core Fixed Income Fund—Summary—Principal Strategy” in the Prospectuses and the first paragraph under “Principal Strategy” in the Summary Prospectuses:
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”), corporate debt securities, privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage-Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”) and asset-backed securities (including collateralized loan obligations). The Fund may also invest in custodial receipts, fixed income securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) (“Municipal Securities”) and convertible securities.
The following risk is added to the “Summary—Principal Risks of the Fund” section of the Prospectuses and Summary Prospectuses:
Collateralized Loan Obligations Risk.
The Fund may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.

CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches
.
In the table under the “Risks of the Fund” section of the Prospectuses, “Collateralized Loan Obligations and Other Collateralized Debt Obligations Risk” is updated to a Principal Risk as follows:

Fund	Collateralized Loan Obligations and Other Collateralized Debt Obligations

Core Fixed Income	✓

The following replaces in its entirety the last sentence of the second paragraph of “Collateralized Loan Obligations and Other Collateralized Debt Obligations Risk” under the “Risks of the Fund” section of the Prospectuses:
The Fund’s investments in CLOs primarily consist of investment grade tranches.
The following replaces in its entirety the first sentence of the first paragraph under “Investment Management Approach—Principal Investment Strategies” in the Prospectuses:
The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed income securities, including U.S. Government Securities, including Agency Mortgage-Backed Securities, corporate debt securities, Private Mortgage-Backed Securities and asset-backed securities (including collateralized loan obligations).
The following replaces in its entirety the last sentence of the second paragraph of “Collateralized Loan Obligations and Other Collateralized Debt Obligations” under “DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES” in the SAI:
The Fixed Income Funds’ and certain Underlying Funds’ investments in CLOs primarily consist of investment grade tranches.
This supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

GSVITCFISTK
07-21